UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018 (June 14, 2018)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2018, the Board of Directors (the “Board”) of Global Medical REIT Inc. (the “Company”) appointed Paula Crowley as a director of the Company.

Upon her appointment, Ms. Crowley became eligible to receive the annual compensation granted to the Company’s independent directors for the year beginning with the 2018 annual meeting of the Company’s stockholders. See the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 19, 2018 for a detailed description of the 2018 compensation arrangements for the Company’s independent directors. Ms. Crowley will serve as a member of the Board’s Audit Committee and Investment Committee.

There is no arrangement or understanding between Ms. Crowley and any other persons to which Ms. Crowley was appointed as a director of the Company. Ms. Crowley is not related to any other officer or any director of the Company. Since the beginning of the Company’s last fiscal year to the effective date of Ms. Crowley’s appointment, Ms. Crowley has not been a participant, nor has she had any direct or indirect material interest in any transaction in which the Company was or is to be a participant and the amount involved exceeded or exceeds $120,000.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on June 15, 2018 regarding, among other things, Ms. Crowley’s appointment to the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On June 15, 2018, the Company announced the declaration of:

•	a cash dividend for the second quarter of 2018 of $0.20 per share of common stock to stockholders of record as of June 26, 2018, to be paid on July 11, 2018; and

•	a cash dividend of $0.46875 per share to holders of its Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), of record as of July 15, 2018, to be paid on July 31, 2018. This dividend represents the Company’s quarterly dividend on its Series A Preferred Stock for the period from April 30, 2018 through July 30, 2018.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: June 15, 2018